Assets Held for Sale	6 Months Ended
Jun. 30, 2015
Assets Held for Sale
4.	Assets Held for Sale

In June 2015 the Company negotiated and received board approval to sell Navigator Mariner. In July 2015, the Company entered into a memorandum of agreement to sell Navigator Mariner for $32.6 million closing on the sale occurred on August 3, 2015.

The Company has classified Navigator Mariner as assets held for sale as of June 30, 2014 and in accordance with US GAAP depreciation has ceased on this asset with effect from this date. Assets held for sale as of June 30, 2015 was $31.4 million and represents the carrying value of Navigator Mariner as at this date.